Exhibit 99

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR THE PERIOD ENDED JANUARY 31, 2004

In re: AURORA FOODS INC., et al., Debtors.	| | | | | | | | | |	Case No. 03-13744 (MFW) (Jointly Administered) Chapter 11
____________________________________	|

Attached is the Monthly Operating Report for the Debtors. The Monthly Operating Report includes the following:

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements
Schedule of Cash Disbursements
Schedule of Bank Accounts
Consolidated Status of Bank Reconciliations
Income Statement
Balance Sheet
Consolidated Status of Post Petition Taxes
Consolidated Summary of Unpaid Post Petition Debts
Accounts Receivable Reconciliation and Aging
Debtors Questionnaire

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") on December 8, 2003. Due to limitations of the Debtors' general ledger system, the financial results of the Debtors for the month ended January 31, 2004, are presented on a consolidated basis.

The Debtors have not yet completed the financial and accounting closing procedures relative to its December 31, 2003 financial statements. Therefore, the information contained in this report is preliminary and subject to revision. The report is subject to revision at the time of completion of the Debtors' December 31, 2003 financial statements and audit.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

March 5, 2004	/s/ John L. Currie

Date	John L. Currie, Vice President & Controller

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS JANUARY 2004 ($ in millions)

	1/1-1/31/04
	Actual	Forecast	Variance
Cash Receipts from Sales	$50.4	$55.4	$(5	.0) (a)

Cash Disbursements
Interest payments	5.2	4.6	(0.6)
Payroll & Benefit Expenditures	5.2	6.1	0.9
Restructuring Fees	0.3	2.0	1.7
Freight	2.9	4.0	1.1
Capital expenditures	0.7	3.2	2.5
Promotional Expense	1.7	1.6	(0.1)
Payments to vendors	43.6	52.3	8	.7 (a)(b)

Total Disbursements	$59.6	$73.8	$14.2

Beginning Cash Balance (Bank)	$40.5	$40.5	$--
Change in cash	(9.2)	(18.4)	9.2

Ending Cash Balance (Bank)	$31.3	$22.1	$9.2

(a)	Sales volume were lower than plan.

(b)	Forecast assumed more vendors would require cash in advance or cash or delivery after bankruptcy filing.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED SCHEDULE OF DISBURSEMENTS (in millions)

Monthly Disbursements
Entity	December	January

Disbursements (post filing only) (a)	$ 23.3	$ 59.6

(a) As noted in the first day pleadings, Sea Coast Foods, Inc. does not maintain any separate bank accounts. All disbursements are made by Aurora Foods Inc. on behalf of Sea Coast Foods, Inc. Aurora Foods Inc. (the "Company"), however, prepares quarterly financial statements for Sea Coast Foods, Inc. The Company is currently in the process of closing the December 31, 2003 consolidated accounts and preparing statements for Sea Coast Foods, Inc. Separate statements have not been completed for Sea Coast Foods, Inc. However, the Company estimates the disbursements relating to Sea Coast Foods, Inc. for the month ended January 31, 2004 were approximately $1.3 million.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

BANK ACCOUNTS (IN $000s)

Unit	Bank Account #	Account Description	Book Balance

Corporate	JP Morgan 323210317	Main concentration account	$24,929

Corporate	6301459552509	Accounts payable checks	--

Corporate	6301452326509	Consumer refund checks	--

Corporate	6301486001509	Medical benefit checks	--

Corporate	323-367178	Manual payroll	12

Corporate	304-153338	Employee Retention	551

Corporate	323-122833	Aurora Foods lock box account	889

Corporate	N/A	Petty Cash	--

St. Elmo, IL Plant	Fayette County Bank
	130850	Petty Cash	4

Mattoon, IL Plant	First Mid Illinois Bank & Trust
	071102076	Petty Cash	2

Erie, PA Plant	National City Bank of PA
	658804881	Petty Cash	3

Jackson, TN Plant	Union Planters Bank
	1210119474	Petty Cash	8

			$26,398

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: AURORA FOODS INC., et al., Debtors.	| | | | | | | | | |	Case No. 03-13744 (MFW) (Jointly Administered) Chapter 11
____________________________________	|

JOHN L. CURRIE, hereby declares and states:

1. I am Vice President & Controller of Aurora Foods Inc. ("Aurora"), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned chapter 11 cases. Aurora is the direct parent of Sea Coast Foods, Inc., the other debtor (together with Aurora, the "Debtors"). I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of Aurora, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have performed all bank reconciliations as of January 31, 2004.

Dated:	March 5, 2004
St. Louis, Missouri

Respectfully submitted,

/s/ John L. Currie

John L. Currie Vice President & Controller Aurora Foods Inc.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED STATEMENT OF OPERATIONS ($000s) (unaudited)

	January 2004	Cumulative Filing To Date

Net sales	$ 51,552	$ 100,492
Cost of goods sold	(31,031)	(59,672)

Gross profit	20,521	40,820

Brokerage, distribution and marketing expenses:
Brokerage and distribution	(7,192)	(12,265)
Consumer marketing	(2,004)	(2,619)

Total brokerage, distribution and marketing expenses	(9,196)	(14,884)
Amortization of intangibles	(900)	(2,067)
Selling, general and administrative expenses	(4,047)	(6,698)
Administrative restructuring and retention costs	(243)	(366)
Divestiture costs	--	(32)
Plant closures	(135)	228

Total operating expenses	(14,521)	(23,819)

Operating income	6,000	17,001
Interest and financing expenses:
Interest expense, net	(4,665)	(8,340)
Excess leverage fee	(1,024)	(1,829)
Amortization of discount, premium and financing costs	(246)	(434)

Total interest and financing expenses	(5,935)	(10,603)

Income before reorganization items and income taxes	65	6,398
Reorganization items:
Interest earned on cash accumulating from Chapter 11 proceeding	20	24
Professional fees	(1,313)	(2,500)
Other	--	(9,156)

Total reorganization items	(1,293)	(11,632)

Loss before income taxes	(1,228)	(5,234)
Income tax expense	(2,086)	(3,701)

Net loss	$(3,314)	$ (8,935)

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED BALANCE SHEET ($000s) (unaudited)

January 2004
ASSETS
Current assets:
Cash and cash equivalents	$26,398
Accounts receivable, net	49,695
Inventories	71,604
Prepaid expenses and other assets	9,077

Total current assets	156,774

Property, plant and equipment, net	156,371
Goodwill and other intangible assets, net	894,423
Other assets	13,788

Total assets	$1,221,356

LIABILITIES & STOCKHOLDERS' DEFICIT
Liabilities not subject to compromise:
Current liabilities -
Senior secured term debt	$486,982
Senior secured revolving debt facility	167,000
Bank note	7,711
Current maturities of capital lease obligation	10
Accounts payable	17,161
Accrued liabilities	54,315

Total current liabilities	733,179

Deferred tax liability	120,164
Capital lease obligation	32
Other liabilities	893

Total liabilities not subject to compromise	854,268

Liabilities subject to compromise	482,834

Total liabilities	1,337,102

Commitments and contingent liabilities

Stockholders' deficit:
Preferred stock	33
Common stock	779
Paid-in capital	680,982
Accumulated deficit	(797,540)

Total stockholders' deficit	(115,746)

Total liabilities and stockholders' deficit	$1,221,356

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: AURORA FOODS INC., et al., Debtors.	| | | | | | | | | |	Case No. 03-13744 (MFW) (Jointly Administered) Chapter 11
____________________________________	|

JOHN L. CURRIE, hereby declares and states:

1. I am Vice President & Controller of Aurora Foods Inc. ("Aurora"), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned chapter 11 cases. Aurora is the direct parent of Sea Coast Foods, Inc., the other debtor (together with Aurora, the "Debtors"). I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of Aurora, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.

Dated: March 5, 2004 St. Louis, Missouri

Respectfully submitted,

/s/ John L. Currie

John L. Currie
Vice President & Controller Aurora Foods Inc.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED SUMMARY OF POST PETITION DEBTS ($000s)

Accounts Payable Aging Current Past Due	Total
Aurora Foods Inc.	$11,405	$--	$11,405

These figures do not include prepetition bankruptcy accounts payable that are included in Accounts Payable.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

CONSOLIDATED ACCOUNTS RECEIVABLE RECONCILIATION ($000s)

Accounts Receivable Reconciliation	Aurora Foods Inc.
Total Accounts Receivable at the beginning of the reporting period	$45,989
+ Amounts billed during the period	64,919
- Amounts collected during the period (before customer deductions)	(62,914)
+ Adjustments	914

Total Accounts Receivable at the end of the reporting period	$48,908

These figures are based on Trade Accounts Receivable. These figures do not include allowance for doubtful accounts or Other Accounts Receivable.

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

ACCOUNTS RECEIVABLE AGING ($000s)

Accounts Receivable Aging	1-30	31-60	61-90	91+	Total	Other AR	Allowance	Total A/R
Aurora Foods Inc.	46,465	525	349	1,569	48,908	2,440	(1,653)	49,695

In re: Aurora Foods Inc., et al.	Case No.: 03-13744
Reporting Period: Jan. 1, 2004 - Jan. 31, 2004

Consolidated Debtors Questionaire

Must be Completed Each Month	Yes/No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation.	No
3. Have all postpetition tax returns been timely filed? If no, provide an explanation.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation.	Yes